Exhibit 99(c)(3)

PRELIMINARY DRAFT

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2. Company Information & Performance

EVERCORE | citigroup

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Insight Communications vs. Cable Peer Group

Cable Revenue Growth (%)

14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
11.2
9.3
11.1
10.3
11.9
9.4
8.8
8.6
8.6
7.9
2003
2004
2005
2006
2007

Cable EBITDA Growth (%)

14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
8.9
9.0
11.6
12.1
5.2
10.8
8.9
10.8
8.8
9.1
2003
2004
2005
2006
2007

Cable EBITDA Margin (%)

48.0
44.0
40.0
36.0
32.0
28.0
24.0
20.0
42.9
38.8
43.1
38.9
40.5
38.7
40.5
39.3
40.6
39.6
2003
2004
2005
2006
2007

Cable EBITDA per Subscriber ($)

500
400
300
200
100
0
300
293
337
323
360
360
396
402
432
445
2003
2004
2005
2006
2007

Insight / Management   Peer Median

EVERCORE | citigroup

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Insight Communications vs. Cable Peer Group

Basic Penetration (% of Video Homes Passed)

59.0
57.0
55.0
53.0
51.0
49.0
55.6
57.0
53.6
54.8
52.1
54.1
51.2
53.4
50.6
52.8
2003
2004
2005
2006
2007

Digital Penetration (% of Basic Subs)

60.0
50.0
40.0
30.0
20.0
10.0
0.0
31.1
34.8
35.5
41.1
40.0
44.7
44.2
47.9
48.2
50.9
2003
2004
2005
2006
2007

Data Penetration (% of Video Homes Passed)

30.0
25.0
20.0
15.0
10.0
5.0
0.0
9.9
14.6
13.9
18.1
18.5
21.1
22.4
23.6
25.4
25.8
2003
2004
2005
2006
2007

Telephony Penetration (% of Video Homes Passed)

16.0
12.0
8.0
4.0
0.0
2.4
0.8
2.7
3.0
4.8
3.9
8.8
6.8
12.7
9.5
2003
2004
2005
2006
2007

Insight / Management   Peer Median

5

EVERCORE | citigroup

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Insight Communications vs. Cable Peer Group

Basic Subscriber Growth (%)

0.8
0.4
0.0
(0.4)
(0.8)
(1.2)
(1.6)
(2.0)
0.4
(0.3)
(1.6)
(0.0)
(1.5)
0.1
(0.5)
0.2
0.0
0.2
2003
2004
2005
2006
2007

Data Subscriber Growth (%)

70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
58.8
39.2
43.7
27.1
34.8
18.8
22.4
12.7
14.7
9.2
2003
2004
2005
2006
2007

Digital Subscriber Growth (%)

25.0
20.0
15.0
10.0
5.0
0.0
20.4
15.9
12.0
11.9
11.1
8.9
10.0
7.3
9.1
6.4
2003
2004
2005
2006
2007

Telephony Subscriber Growth (%)

100.0
80.0
60.0
40.0
20.0
0.0
81.0
25.9
16.1
78.1
77.7
NM
87.5
78.9
46.7
42.8
2003
2004
2005
2006
2007

Insight / Management   Peer Median

6

EVERCORE | citigroup

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3. Stock Price Performance & Shareholder Dynamics

EVERCORE | citigroup

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ICCI Price Performance Since IPO

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Volume ('000)
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
Price ($)
$23.37
$21.04
$19.93
$11.61
$10.06
$9.61
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Offer Price
$10.70
Volume (000)
Price
Yearly Average (a)

10

EVERCORE | citigroup

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Valuation & Trading Trends

Cable Has Trended up Since July 2004

Cable
S&P 500
Diversified (2%)
Newspaper
Radio
TV
Jul
Aug
Sep
Oct
Nov
Dec
Jan 2005
Feb
Mar
Apr

CVC
CMCSA
ICCI
MCCC (26%)
CHTR (57%)
INSIGHT COMMUNICATIONS C
MEDIACOM COMMUNICATIONS
Cablevision Systems Corporation
CHARTER COMMUNICATIONS C
Cox Communications, Inc.
Comcast Corporation (Class A)

Still, Values Are Near Historical Lows

Spread between High and Low Average Per Sub Value among Public Cable Companies
Spread between High and Low FV / EBITDA Multiples among Public Cable Companies
FV / Subscriber
FV / FY1 EBITDA
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
$2,289
$1,401
$6,066
$2,819
$3,893
$2,614
11.1x
6.8x
18.8x
12.4x
8.8x
7.8x
1996
Dec-99
Current
1996
Dec-99
Current

11

EVERCORE | citigroup

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Historical Cable Trading Ranges

Cable Sector [a] FV / EBITDA Multiple

12.0x
11.5x
11.0x
10.5x
10.0x
9.5x
9.0x
8.5x
8.0x
7.5x
7.0x
3/31/2004
6/30/2004
9/30/2004
12/31/2004
5/3/2005
11.3x
10.3x
9.6x
10.3x
9.3x
9.1x
10.4x
9.8x
9.4x
10.0x
8.8x
8.8x
11.0x
9.6x
9.1x
10.7x
9.0x
8.7x
10.7x
9.2x
8.7x
9.6x
8.4x
7.6x
10.0x
9.7x
8.9x
9.0x
8.9x
7.8x
Last 12 Months Multiple Range
Forward 12 Months Multiple Range
Insight

Source: Wall Street research.

12

EVERCORE | citigroup

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Stock Price / Volume Distributions

70,000
60,000
50,000
40,000
30,000
20,000
10,000
Volume (000)
8.00-8.99
9.00-9.99
10.00-10.99
11.00-11.99
12.00-12.99
13.00-13.99
14.00-15.00

13 Source: Rouer Market Data.

EVERCORE | citigroup

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Estimated Basis of Key Holders

Top 25 Institutional Investors:

Rank	Institutional Investor	Position as of 12/31/04 (000s)	% Total Shares Outstanding (1)	Last 6 Months: % Change in Position (2)	Last 6 Months: Avg. Transaction Price (3)	Last 12 Months: % Change in Position (2)	Last 12 Months: Avg. Transaction Price (3)	Est. Avg. Purchase Price of Total Position (4)
1	Wallace R. Weitz & Co.	8,512	16.7%	(1.3%)	$8.78	2.3%	$9.14	$17.91
2	Eubel Brady & Suttman Asset Management, Inc.	6,590	13.0	1.3	8.78	17.6	9.84	11.11
3	Westport Asset Management, Inc.	4,995	9.8	(11.2)	8.79	(13.4)	9.01	13.04
4	Dimensional Fund Advisors, Inc.	3,488	6.8	32.3	8.77	52.5	9.03	10.79
5	Barclays Global Investors, N.A.	3,480	6.8	4.3	8.78	17.7	9.25	12.22
6	Columbia Wanger Asset Management LP	2,930	5.9	0.0	NA	98.2	9.95	12.85
7	Royce & Associates LLC	1,712	3.4	2.0	8.78	17.2	9.93	10.49
8	Granahan Investment Management, Inc.	1,258	2.5	(23.4)	8.80	13.4	9.89	16.78
9	Capital Guardian Trust Co.	1,139	2.2	(225.1)	8.78	(324.9)	9.05	19.08
10	Jennison Associates LLC	1,101	2.2	7.8	8.80	7.4	8.81	16.30
11	Dalton, Greiner, Hartman, Maher & Co.	981	1.9	20.4	8.77	5.5	9.00	12.99
12	SSgA Funds Management	882	1.7	15.3	8.80	15.7	9.08	13.34
13	Loeb Partners Corp.	825	1.6	(32.1)	8.80	(27.5)	8.90	13.98
14	F&C Asset Management	792	1.6	0.0	NA	25.9	10.14	9.28
15	Citadel Investment Group LLC	747	1.5	13.8	8.79	89.9	9.65	10.77
16	Vanguard Group, Inc.	731	1.4	(0.8)	8.78	9.6	9.42	14.72
17	Skyline Asset Management LP	693	1.4	0.0	NA	2.6	9.23	13.36
18	State Teachers Retirement System of Ohio	645	1.3	32.3	8.80	91.7	8.80	9.09
19	Cannell, Webb & Kolle, Inc.	602	1.2	6.6	8.79	11.5	9.25	13.87
20	Kai, Maibach & Co. LLC	601	1.2	26.6	8.80	100.0	9.61	9.61
21	Steadfast Advisors LLC	592	1.2	7.1	8.76	100.0	9.99	9.99
22	New Jersey Division of Investment	540	1.1	0.0	NA	5.6	9.35	20.37
23	John A. Levin & Co., Inc.	454	0.9	(4.4)	8.76	(4.4)	8.76	9.20
24	JPMorgan Investment Advisors, Inc.	429	0.8	(9.2)	NA	42.4	9.52	10.85
25	Northern Trust Global Investments	413	0.8	(2.2)	8.76	(4.9)	9.55	19.40
Total		45,050	88.6%		$8.78		$9.33	$13.54

Source: FactSet. Data available as of 4/29/05.

14

EVERCORE | citigroup

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Insight Shareholder Momentum

LTM Largest Buyers

LTM Largest Sellers

Rank	Institutional Investor	LTM Shares Sold (000s)	Value ($MM)[1]	Avg. Sale Price	% of 12/31/04 Position
1	Capital Guardian Trust Co.	[illegible]	[illegible]	$8.99	76.4%
2	Westport Asset Management, Inc.	898	7.9	8.83	15.5
3	Sands Capital LLC	451	4.3	9.59	100.0
4	LibertyRidge Capital, Inc.	387	3.8	9.74	54.1
5	[illegible] & Smith Investment Management Ltd.	359	3.2	8.83	100.0
6	Goldman Sachs Asset Management LP (US)	327	3.1	9.36	51.4
7	EBF & Associates LP	299	2.8	9.39	100.0
8	Loeb Partners Corp.	227	2.0	8.83	21.5
9	OppenheimerFunds, Inc.	225	2.2	9.60	72.1
10	Renaissance Technologies Corp.	215	2.1	9.74	83.2
11	JPMorgan Chase Bank	202	2.0	9.74	88.2
12	Morgan Stanley & Co., Inc.	186	1.8	9.74	82.2
13	MFC Global Investment Management (USA) Ltd.	163	1.5	9.26	91.9
14	[illegible] Investments LLC	119	1.0	8.79	29.6
15	Neuberger Berman LLC	106	1.0	9.62	100.0
Total		[illegible]	$71.0	[illegible]	72.0%

Denotes top 25 institutional investors

15

EVERCORE | citigroup

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4. Preliminary Thoughts on Valuation

EVERCORE | citigroup

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Preliminary Valuation Range

52-week Range $8.22 (12/7/04) – $12.00 (4/8/05)
Current Offer $10.70
Management Projections DCF
$11.25
$15.50
Early Dissolution Projections DCF
$9.75
$13.75
Peer Group Trading Analysis
$9.00
$13.25
Precedent Transactions
$14.00
$18.25
Minority Squeeze Outs
$12.00
$13.00
LBO (a)
$11.00
$14.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00

19

EVERCORE | citigroup

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Peer Group Trading Analysis

Cable Firm Value / 2005 EBITDA

12.0x
9.0x
6.0x
3.0x
0.0x
9.8x
9.3x
9.0x
8.8x
7.8x
9.1x
8.8x
8.6x
CHTR
CMCSK
CHTR (debt at market)
MCCC
CVC
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

Cable Firm Value / Latest Subs

$4,000
$3,000
$2,000
$1,000
$0
$3,698
$3,609
$3,239
$2,948
$2,514
$3,322
$3,240
$3,138
CVC
CMCSK
CHTR
CHTR (debt at market)
MCCC
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

Total Cable Debt / LTM Cable EBITDA

12.0x
9.0x
6.0x
3.0x
0.0x
10.2x
9.3x
7.3x
7.2x
5.2x
2.8x
CHTR
CHTR (debt at market)
MCCC
ICCI
CVC
CMCSK

Firm Value / 2005 EBITDA - Capex

25.0x
20.0x
15.0x
10.0x
5.0x
19.3x
17.6x
17.3x
14.6x
14.4x
16.7x
16.3x
15.8x
CHTR
CHTR (debt at market)
MCCC
CVC
CMCSK
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

EVERCORE citigroup

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Squeeze Outs Analysis – 100% Cash Transactions

Precedent All Cash Transactions

Date Announced	Date Completed	Target	Acquirer	% Sought	Target's Leverage (a)	Transaction Value ($ mm) (b) At Announcement	Transaction Value ($ mm) (b) At Execution	Price Initial	Price Final	Initial Premium (c) 1-Day	Initial Premium (c) 30-Day	Final Premium (c) 1-Day	Final Premium (c) 30-Day
21-Feb-05	Not Closed	Eon Labs	Novartis	34.8%	NM	$889	N/A	$31.00	–	11.0%	13.2%	–	–
02-Aug-04	02-Dec-04	Cox Communications	Cox Enterprises	38.0	2.9x	7,957	8,592	32.00	$34.75	16.0	19.8	26.0%	29.4%
22-Jul-04	29-Dec-04	AMC Entertainment	Investor Group	50.1	2.8	394	394	19.50	19.50	19.8	23.5	19.8	23.5
19-Feb-02	11-Apr-02	Travelocity.com Inc.	Sabre Holdings Corp.	30.0	0.1	409	491	23.00	28.00	19.3	1.0	45.3	29.0
21-Sep-01	08-Nov-01	Prodigy Communications Corp.	SBC Communications	58.9	4.4	409	496	5.45	6.60	54.0	2.9	86.4	29.9
04-Jun-01	12-Dec-01	Liberty Financial Companies	Liberty Mutual Insurance Company	28.5	2.4	439	437	33.44	33.70	(1.1)	(3.0)	(0.9)	(1.9)
25-Jan-01	20-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.0	9.2	889	1,179	27.00	32.00	8.5	29.0	28.8	45.3
27-Oct-00	16-Mar-01	Azurix Corp.	Enron Corp.	33.0	8.3	278	330	7.00	8.38	98.5	79.5	135.7	107.8
15-Aug-00	01-Mar-01	Avis Group Holdings	Cendant	82.0	1.8	829	937	29.00	33.00	19.7	29.4	29.6	47.9
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	1.9	344	494	12.50	15.75	15.8	19.3	45.7	50.9
									Mean	24.8%	20.7%	43.6%	33.7%
									Median	17.7	19.0	29.4	29.5

Implied ICCI Stock Prices

	Stock Price	Final Premium Paid (a) Low	Final Premium Paid (a) High	Implied Stock Price Low	Implied Stock Price High
One Day Prior	$9.68	25.0%	30.0%	$12.10	$12.58
30 Day Average Prior (b)	9.93	25.0	30.0	12.42	12.91

29

EVERCORE | citigroup

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Present Value of Future Stock Prices – Public Market

Implied Share Price
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$14.90
$11.10
$16.90
$12.93
$11.81
$8.41
$17.94
$13.84
$13.11
$9.67
$18.47
$14.27
$13.93
$10.43
2005
2006
2007
2008
Steady State (8.5x - 9.5x)
Dissolution (8.5x - 9.5x)

EVERCORE | citigroup

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NOL Valuation

ASSUMPTIONS:				
Existing NOLs			SEC 382 NOL Limitation	
Total Amount Outstanding (12/31/04)	$661.3		SEC 382 Limitation? (1=Yes; 0=No)	No
Income Tax Rate	41.0%		Assumed Purchase Price per Share	$16.76
Assumed Discount Rate	8.8		Market Value of Equity	$642.3
Valuation Date	3/31/2005		Current Tax-Exempt Rate	4.26%
Fully Diluted Shares Outstanding (mm)	63.8		Annual NOL Limitation	$0.0

Taxable Income Calculation	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
									Partnership Dissolution							
Insight Midwest EBIT		($43.1)	($26.4)	$57.2	$114.7	$156.3	$199.3	$266.2								
% Growth			N/A	N/A	100.9%	36.3%	27.4%	3.0%								
ICCI EBIT		$22.3	$4.1	($14.8)	($13.8)	($13.9)	($14.4)	($14.4)								
% Growth			N/A	(463.9%)	(7.0%)	0.9%	4.0%	0.0%								
Dissolution (Proportional)		$8.8	($9.1)	($22.6)	$4.5	$22.9	$41.9	$43.1	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$54.6
% Growth			N/A	N/A	(119.9%)	409.9%	82.9%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Proportional EBIT		$8.8	($9.1)	$13.8	$43.5	$64.3	$85.2	$88.2	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$54.6

NOL USAGE	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing NOLs																
NOL Beginning Balance		$661.3	$656.5	$656.5	$636.8	$593.2	$528.9	$443.7	$355.5	$311.1	$265.4	$218.2	$169.7	$119.7	$68.1	$15.1
Creation / (Usage)		(8.8)	0.0	(13.8)	(43.5)	(64.3)	(85.2)	(88.2)	(44.4)	(45.8)	(47.1)	(48.6)	(50.0)	(51.5)	(53.1)	(15.1)
Unused Expired NOLs from Schedule		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$661.3	$656.5	$656.5	$636.8	$593.2	$528.9	$443.7	$355.5	$311.1	$265.4	$218.2	$169.7	$119.7	$68.1	$15.1	$0.0
New NOLs																
NOL Beginning Balance		$0.0	$0.0	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1
Creation		0.0	9.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(Usage)		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(9.1)
Unused Expired NOLs from Schedule		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$0.0	$0.0	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$0.0
Taxable Income & NOL Usage																
Taxable Income at ICCI		$8.8	($9.1)	$13.8	$43.5	$64.3	$85.2	$88.2	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$54.6
SEC 382 Maximum NOL Usage		—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
"Practical" Maximum NOL Usage																
Existing NOLs		8.8	0.0	13.8	43.5	64.3	85.2	88.2	44.4	45.8	47.1	48.6	50.0	51.5	53.1	15.1
New NOLs		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9.1
Sub-Total		$8.8	$0.0	$13.8	$43.5	$64.3	$85.2	$88.2	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$24.2
Tax Benefit of NOLs																
NOL Usage		$8.8	$0.0	$13.8	$43.5	$64.3	$85.2	$88.2	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$24.2
Tax Rate		41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%
Annual Tax Benefit of NOLs	$0.0	$3.6	$0.0	$5.6	$17.9	$26.4	$34.9	$36.2	$18.2	$18.8	$19.3	$19.9	$20.5	$21.1	$21.8	$9.9
Discount From	3/31/2005	8/15/2005	6/30/2006	6/30/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011	6/30/2012	6/30/2013	6/30/2014	6/30/2015	6/30/2016	6/30/2017	6/30/2018	6/30/2019

NPV of NOL Tax Benefit	$156.5
Value per Share	$2.46

37

EVERCORE | citigroup

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Minority Squeeze Outs

All Cash Deals

Date Announced	Date Completed	Target	Acquiror	% Sought	Transaction Value ($ mm) (a) at Announcement	Transaction Value ($ mm) (a) at Execution	Price Initial	Price Final	Initial Premium (b) 1-Day	Initial Premium (b) 30-Day	Final Premium (b) 1-Day	Final Premium (b) 30-Day
21-Feb-05	Not Closed	Eon Labs	Novartis	34.5%	$949	NA	$31.00	–	11.6%	16.2%	–	–
02-Aug-04	08-Dec-04	Cox Communications	Cox Enterprises	38.0	7,957	8,512	32.00	$34.75	16.0	13.6	26.0%	23.4%
22-Jul-04	23-Dec-04	BHC Entertainment	Investor Group	56.1	413	413	19.50	19.50	13.6	28.5	13.6	28.5
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	463	491	23.00	28.00	19.0	1.0	45.0	23.0
21-Sep-01	06-Nov-01	Prodigy Communications Corp.	SBC Communications	58.3	469	496	5.45	6.00	54.0	2.3	69.4	21.9
04-Jan-01	12-Dec-01	Liberty Financial Companies	Liberty Mutual Insurance Company	29.5	443	467	33.44	33.76	(11.1)	(18.8)	(16.3)	(17.3)
25-Jan-01	26-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.6	949	1,173	27.00	32.00	6.5	21.6	26.6	45.0
27-Oct-00	06-Mar-01	Azurix Corp.	Enron Corp.	33.6	276	336	7.00	8.38	96.5	73.5	135.1	107.6
15-Aug-00	04-Mar-01	Avis Group Holdings	Cendant	42.6	821	937	29.00	33.00	13.7	29.4	29.4	47.3
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	46.5	344	434	12.50	15.75	15.6	19.0	45.7	56.9

	Initial Premium 1-Day	Initial Premium 30-Day	Final Premium 1-Day	Final Premium 30-Day
Mean	22.7%	20.6%	42.0%	37.3%
Median	14.7	16.6	26.7	27.2

All Stock Deals

Date Announced	Date Completed	Target	Acquiror	% Sought	Transaction Value ($ mm) (a) at Announcement	Transaction Value ($ mm) (a) at Execution (d)	Exchange Ratio Initial	Exchange Ratio Final	Initial Premium (c) 1-Day	Initial Premium (c) 30-Day	Final Premium (c) 1-Day	Final Premium (c) 30-Day
08-Jan-05	24-Mar-05	Fox Entertainment Group	News Corporation	17.9%	$6,000	$6,137	1.900	2.040	16.9%	14.1%	19.1%	22.9%
03-Jun-03	23-Jun-03	Hotels.com	InterActiveCorp	32.0	1,612	1,185	1.660	2.400	7.5	(5.3)	42.8	25.8
03-Jun-03	08-Aug-03	Expedia Inc	InterActiveCorp	46.0	2,642	3,531	1.348	1.939	7.5	1.3	54.6	45.7
03-Jun-02	17-Jan-03	Ticketmaster	USA Interactive	32.0	1,116	736	0.467	0.935	7.5	3.6	24.6	26.1
15-Feb-02	03-Jun-02	NRG Energy	Xcel Energy	25.7	547	667	0.485	0.500	15.6	6.9	18.7	4.1
04-Feb-02	21-Mar-02	Intimate Brands	The Limited	16.3	1,667	1,766	1.046	1.100	6.1	5.8	11.6	11.3
08-Oct-01	15-Feb-02	TeleCorp PCS	AT&T Wireless	77.6	2,400	2,400	0.900	0.900	44.5	12.6	44.5	12.6
09-Oct-01	18-Dec-01	TyCom	Tyco International	11.6	784	864	0.300	0.313	48.6	42.6	54.7	48.9
07-Sep-00	25-Apr-01	Delhaize America	Delhaize Group	55.0	1,887	1,874	0.350	0.400	17.2	31.5	33.9	50.3
15-Aug-00	21-Feb-01	Infinity Broadcasting	Viacom	35.7	13,927	13,843	0.564	0.592	13.6	16.1	19.2	15.5

	Initial Premium 1-Day	Initial Premium 30-Day	Final Premium 1-Day	Final Premium 30-Day
Mean	17.7%	11.0%	32.7%	26.0%
Median	12.2	7.6	26.2	24.2

Cash & Stock Deals

Date Announced	Date Completed	Target	Acquiror	% Sought	Transaction Value ($ mm) (a) at Announcement	Transaction Value ($ mm) (a) at Execution	Initial Price	Final Price	Initial Premium (d) 1-Day	Initial Premium (d) 30-Day	Final Premium (d) 1-Day	Final Premium (d) 30-Day
08-Jun-05	Not Closed	UnitedGlobalCom (e)	Liberty Media International	46.2%	$4,661	NA	$9.45	–	(2.6%)	2.5%	–	–
30-Aug-00	03-Jun-01	[illegible] Financial	[illegible] Group	19.7	9,284	$9,586	43.51	$44.61	2.4	21.8	4.5%	24.4%
14-Aug-00	31-Jul-01	BHC Communications (f)	News Corporation	26.0	741	741	165.00	165.00	16.4	11.1	16.4	11.1
14-Aug-00	31-Jul-01	United Television (f)	News Corporation	41.6	616	616	150.00	150.00	16.3	13.5	16.3	13.5

	Initial Premium 1-Day	Initial Premium 30-Day	Final Premium 1-Day	Final Premium 30-Day
Mean	6.7%	12.2%	10.7%	16.2%
Median	6.2	12.2	16.2	13.2

(a) [illegible]
(b) [illegible]
(c) [illegible]
(d) [illegible]
(e) [illegible]
(f) [illegible]

41

EVERCORE | citigroup

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Project Ohio River

Special Committee Discussion Materials

May 4, 2005

Table of Contents

1.	Overview

2.	Company Information & Performance

3.	Stock Price Performance & Shareholder Dynamics

4.	Preliminary Thoughts on Valuation

Appendix

[LOGO]

1. Overview

Overview

•      Due diligence will be completed soon

•      Received presentation from Buyer Group (April 27, 2005)

•      Ready to begin discussions with Buyer Group representatives

Observations on the Offer

Documentation	• No documentation has been provided by Buyer Group to date

Process

•      Controlling Shareholders stated that they will not agree to any other transaction involving their stake in the Company

•      Carlyle is said to have prepared financial projections with little guidance from management

•      Controlling Shareholders informed the financial advisors that they have not seen the projections prepared by Carlyle

Controlling Shareholders	• Controlling Shareholders have 63% of vote and 15% of value ($105 mm as of 05/03/05) • Charter provisions

Timing	• No timetable established

2. Company Information & Performance

Insight Communications vs. Cable Peer Group

Cable Revenue Growth (%)	Cable EBITDA Growth (%)

[CHART]	[CHART]

Cable EBITDA Margin (%)	Cable EBITDA per Subscriber ($)

[CHART]	[CHART]

Note:      Peer group comprised of Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable.

Source:   Wall Street Research and Insight Communications Management Projections dated 4/28/05.

Basic Penetration (% of Video Homes Passed)	Digital Penetration (% of Basic Subs)

[CHART]	[CHART]

Data Penetration (% of Video Homes Passed)	Telephony Penetration (% of Video Homes Passed)

[CHART]	[CHART]

Note:      Peer group comprised of Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable.

Source:   Wall Street Research and Insight Communications Management Projections dated 4/28/05.

Basic Subscriber Growth (%)	Data Subscriber Growth (%)

[CHART]	[CHART]

Digital Subscriber Growth (%)	Telephony Subscriber Growth (%)

[CHART]	[CHART]

Note:      Peer group comprised of Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable.

Source:   Wall Street Research and Insight Communications Management Projections dated 4/28/05.

Insight Communications Actual Performance vs. Budget

	2002			2003			2004			2005 Q1
	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.
Basic Sub Revenue	$509.7	$506.1	(0.7)%	$548.5	$537.0	(2.1)%	$581.5	$573.7	(1.4)%	$147.5	$147.6	0.1%
Digital Revenue	71.8	66.1	(7.9)	95.0	83.5	(12.2)	101.1	98.8	(2.3)	24.6	26.8	8.9
HSI Revenue	56.0	59.0	5.2	89.4	93.9	5.1	133.3	132.0	(0.9)	39.6	42.1	6.4
Other	143.4	180.8	26.1	182.2	188.2	3.3	197.7	198.0	0.2	53.0	52.8	(0.5)
Total Revenue	$780.9	$812.0	4.0%	$915.1	$902.6	(1.4)%	$1,013.6	$1,002.5	(1.1)%	$264.7	$269.3	1.7%

EBITDA	$362.2	$355.5	(1.9)%	$404.1	$387.1	(4.2)%	$430.6	$432.0	0.3%	$100.1	$107.6	7.4%

Capex	$(327.1)	$(283.0)	(13.5)%	$(220.0)	$(196.7)	(10.6)%	$(188.3)	$(174.1)	(7.6)%	NA	NA	NM
Homes Passed (‘000)	2,241	2,263	1.0%	2,310	2,326	0.7%	2,343	2,375	1.4%	2,335	2,384	2.1%
Basic Cable Subs (‘000)	1,302	1,289	(1.0)	1,322	1,294	(2.2)	1,302	1,273	(2.3)	1,267	1,271	0.4
Digital Subs (‘000)	351	335	(4.6)	412	403	(2.1)	470	451	(4.0)	460	459	(0.2)
HSI Subs (‘000)	137	145	5.7	211	230	9.0	324	331	2.0	361	368	1.8
Telephony Subs (‘000)	48	31	(35.9)	80	55	(30.8)	76	64	(15.5)	72	69	(5.0)

Source:   Insight Communications budget materials as of 4/28/05 and Company filings.

Insight Communications Management Projections – Key Drivers

	Year Ending December 31,									‘05 - ‘10
	2002A	2003A	2004A	2005E	2006E	2007E	2008E	2009E	2010E	CAGR
Penetration (a)
Basic	57.0%	55.6%	53.6%	52.1%	51.2%	50.6%	50.0%	49.3%	48.7%
Digital	26.0	31.1	35.5	40.0	44.2	48.2	52.2	56.2	60.2
HSI	6.4	9.9	13.9	18.5	22.4	25.4	28.3	31.1	33.8
Telephony	1.4	2.4	2.7	4.8	8.8	12.7	16.6	19.4	22.0
EOP Subscribers (000’s)
Basic	1,289	1,294	1,273	1,253	1,247	1,247	1,247	1,247	1,247	(0.1)%
Digital	335	403	451	501	551	601	651	701	751	8.4
HSI	145	230	331	445	545	625	705	785	865	14.2
Telephony	31	55	64	114	214	314	414	489	564	37.6
Subscriber Growth
Basic	0.4%	0.4%	(1.6)%	(1.5)%	(0.5)%	0.0%	0.0%	0.0%	0.0%
Digital	29.9	20.4	12.0	11.1	10.0	9.1	8.3	7.7	7.1
HSI	64.4	58.8	43.7	34.8	22.4	14.7	12.8	11.3	10.2
Telephony	424.1	81.0	16.1	77.7	87.5	46.7	31.8	18.1	15.3
Churn
Basic	2.6%	2.6%	2.8%	2.9%	2.8%	2.7%	2.7%	2.7%	2.7%
Digital	6.2	5.3	5.3	4.9	4.6	4.3	4.1	3.9	3.8
HSI	3.3	3.1	3.6	3.5	3.4	3.4	3.4	3.4	3.4
Telephony	3.9	4.0	4.2	3.3	3.8	3.5	3.7	3.8	3.6
ARPU
Basic	$32.79	$34.66	$37.26	$39.49	$40.48	$41.49	$42.53	$43.38	$44.03	2.2%
Digital	18.60	18.86	19.28	18.12	17.76	17.40	17.40	17.40	17.40	(0.8)
HSI	42.20	41.77	39.25	38.74	36.81	34.97	33.22	31.56	29.98	(5.0)
Telephony	28.70	23.90	21.24	37.00	33.67	32.83	32.01	31.21	30.43	(3.8)
ARPU Growth
Basic		5.7%	7.5%	6.0%	2.5%	2.5%	2.5%	2.0%	1.5%
Digital		1.4	2.2	(6.0)	(2.0)	(2.0)	0.0	0.0	0.0
HSI		(1.0)	(6.0)	(1.3)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Telephony		(16.7)	(11.1)	74.2	(9.0)	(2.5)	(2.5)	(2.5)	(2.5)

(a) Penetration calculated as percent of video homes passed, except for digital, which is calculated as percent of EOP basic subscribers.

Source: Insight Communications Management Projections dated 4/28/05 and Company filings.

Insight Communications Management Projections – Consolidated

($ in millions)

	Year End December 31,									‘05 - ‘10
	2002A	2003A	2004A	2005E	2006E	2007E	2008E	2009E	2010E	CAGR
Revenue
Basic	506	537	574	599	607	621	637	649	659	1.9%
Digital	66	83	99	104	112	120	131	141	152	7.9%
HSI	59	94	132	180	219	246	265	282	297	10.5%
Commercial	0	0	0	9	19	29	37	45	50	40.9%
Telephone	6	12	15	40	66	104	140	169	192	37.2%
Premium	60	57	57	53	55	57	57	57	57	1.4%
Ad Sales	53	59	68	84	91	99	109	118	128	8.8%
Franchise Fee	26	27	29	30	30	31	32	32	33	2.2%
Other	35	32	29	24	21	19	16	16	16	(8.3)%
Total Revenue	$812	$903	$1,002	$1,122	$1,221	$1,326	$1,423	$1,510	$1,584	7.1%
% Growth		11.2%	11.1%	11.9%	8.8%	8.6%	7.3%	6.1%	4.9%

Less: Direct Costs				$(300)	$(329)	$(366)	$(407)	$(447)	$(481)	9.9%
Less: Operating Costs and SG&A				(367)	(397)	(421)	(444)	(466)	(488)	5.9%
Total Expenses	$(456)	$(515)	$(570)	$(667)	$(726)	$(787)	$(851)	$(913)	$(969)	7.7%

Operating Cash Flow (EBITDA)	$356	$387	$432	$455	$495	$539	$572	$597	$615	6.2%
% Margin	43.8%	42.9%	43.1%	40.5%	40.5%	40.6%	40.2%	39.5%	38.8%
% Growth		8.9%	11.6%	5.2%	8.9%	8.8%	6.1%	4.3%	3.0%

Plus: Corporate Overhead				$23	$24	$26	$27	$28	$30	5.0%
System Cash Flow				$478	$520	$565	$599	$625	$644	6.2%
% Margin				42.6%	42.5%	42.6%	42.1%	41.4%	40.7%

Cash Flow Data
Capital Expenditures	$283	$197	$174	$213	$169	$164	$160	$153	$150	(6.8)%
% of Revenue	34.9%	21.8%	17.4%	18.9%	13.8%	12.3%	11.2%	10.1%	9.5%

Source: Insight Communications management projections dated 4/28/05 and Company filings.

3. Stock Price Performance & Shareholder Dynamics

ICCI Price Performance Since IPO

[CHART]

(a) One-year averages starting from IPO date (7/23/99).

Valuation & Trading Trends

Cable Has Trended up Since July 2004	Still, Values Are Near Historical Lows
WEEKLY DATA: JUNE 01, 2004 THROUGH APRIL 29, 2005

[CHART]	[CHART]

ICCI vs. Cable Sector Peers Since July 2004 through 3/4/05
DAILY DATA: JULY 01, 2004 THROUGH MARCH 04, 2005

[CHART]

Note:   Current bars reflect balance sheet financials as of 12/31/04 (with exception of Comcast and Insight Communications which are as of 3/31/05); share prices as of 5/3/05, and ending Subs as of 12/31/04.

Historical Cable Trading Ranges

Cable Sector (a) FV / EBITDA Multiple

[CHART]

Source: Wall Street research.

Note: LTM data based on actual quarterly data.  Forward information based on projected quarterly data.  FTM and LTM EBITDA for 5/3/2005 reflect financials as of 12/31/04 (with exception of Comcast and Insight Communications which are as of 3/31/05)

(a) Universe comprised of Cablevision, Charter, Comcast, Cox (through 2Q ‘04), Insight and Mediacom.

Stock Price / Volume Distributions

Insight Communications: 3/5/2003 through 3/4/2005 (Pre-announcement)

[CHART]

	Weighted	Volume Traded/
	Average	Shares Outstanding
• Last 3 Months	9.44	36.69%
• Last 6 Months	9.19	60.53%
• Last 12 Months	9.22	140.2%
• Last 2 Years	10.45	320.47%

Source: Rover Market Data.

Estimated Basis of Key Holders

•      Based on public disclosure, 86.7% of shares held by top 25 institutional investors appear to have an estimated average purchase price greater than the current offer price

•      Collectively, the top 25 institutional investors account for 88.6% of total Class A shares outstanding (75.9% of total basic shares outstanding)

Top 25 Institutional Investors:

				Last 6 Months
		Position as of	% Total Shares	% Change in	Avg. Transaction
Rank	Institutional Investor	12/31/04 (000s)	Outstanding (1)	Position (2)	Price (3)
1	Wallace R. Weitz & Co.	8,512	16.7%	(1.9)%	$8.78
2	Eubel Brady & Suttman Asset Management, Inc.	6,590	13.0	1.9	8.78
3	Westport Asset Management, Inc.	4,895	9.6	(11.2)	8.79
4	Dimensional Fund Advisors, Inc.	3,466	6.8	32.9	8.77
5	Barclays Global Investors, N.A.	3,460	6.8	4.3	8.78
6	Columbia Wanger Asset Management LP	2,980	5.9	0.0	NA
7	Royce & Associates LLC	1,712	3.4	2.0	8.78
8	Granahan Investment Management, Inc.	1,256	2.5	(28.4)	8.80
9	Capital Guardian Trust Co.	1,133	2.2	(225.1)	8.78
10	Jennison Associates LLC	1,101	2.2	7.6	8.80
11	Dalton, Greiner, Hartman, Maher & Co.	991	1.9	20.4	8.77
12	SSgA Funds Management	882	1.7	15.8	8.80
13	Loeb Partners Corp.	825	1.6	(32.1)	8.80
14	F&C Asset Management	792	1.6	0.0	NA
15	Citadel Investment Group LLC	747	1.5	19.6	8.79
16	Vanguard Group, Inc.	731	1.4	(0.6)	8.78
17	Skyline Asset Management LP	698	1.4	0.0	NA
18	State Teachers Retirement System of Ohio	645	1.3	92.3	8.80
19	Gannett, Welsh & Kotler, Inc.	602	1.2	6.6	8.79
20	Kirr, Marbach & Co. LLC	601	1.2	26.6	8.80
21	Steadfast Advisors LLC	592	1.2	7.1	8.76
22	New Jersey Division of Investment	540	1.1	0.0	NA
23	John A. Levin & Co., Inc.	454	0.9	(4.4)	8.76
24	JPMorgan Investment Advisors, Inc.	429	0.8	(9.8)	NA
25	Northern Trust Global Investments	418	0.8	(2.8)	8.76
Total		45,050	88.6%		$8.78

		Last 12 Months		Est. Avg. Purchase
		% Change in	Avg. Transaction	Price of
Rank	Institutional Investor	Position (2)	Price (3)	Total Position (4)
1	Wallace R. Weitz & Co.	2.8%	$9.14	$17.31
2	Eubel Brady & Suttman Asset Management, Inc.	17.6	9.64	11.11
3	Westport Asset Management, Inc.	(18.4)	9.01	18.04
4	Dimensional Fund Advisors, Inc.	52.5	9.08	10.73
5	Barclays Global Investors, N.A.	17.1	9.25	12.22
6	Columbia Wanger Asset Management LP	36.2	9.35	12.65
7	Royce & Associates LLC	17.2	9.38	10.43
8	Granahan Investment Management, Inc.	19.4	9.63	16.18
9	Capital Guardian Trust Co.	(324.3)	9.05	19.06
10	Jennison Associates LLC	7.4	8.81	16.80
11	Dalton, Greiner, Hartman, Maher & Co.	5.5	9.00	12.33
12	SSgA Funds Management	15.7	9.06	13.34
13	Loeb Partners Corp.	(27.5)	8.90	13.36
14	F&C Asset Management	25.3	10.14	9.88
15	Citadel Investment Group LLC	69.9	9.65	10.17
16	Vanguard Group, Inc.	3.6	9.42	14.12
17	Skyline Asset Management LP	2.6	9.28	18.86
18	State Teachers Retirement System of Ohio	91.7	8.80	9.03
19	Gannett, Welsh & Kotler, Inc.	11.5	9.25	18.67
20	Kirr, Marbach & Co. LLC	100.0	9.61	9.61
21	Steadfast Advisors LLC	100.0	9.99	9.99
22	New Jersey Division of Investment	5.6	9.85	20.87
23	John A. Levin & Co., Inc.	(4.4)	8.76	9.80
24	JPMorgan Investment Advisors, Inc.	42.4	9.52	10.65
25	Northern Trust Global Investments	(4.9)	9.55	13.40
Total			$9.33	$13.54

Denotes institutional investors with average purchase price greater than offer price.

(1)     Based on total basic Class A shares outstanding as of 3/31/05 per company filings.

(2)     Change expressed as percentage of current position.

(3)     Estimates based on quarterly volume weighted average price with quarterly position changes.

(4)     Estimates based on quarterly volume weighted average price with quarterly position changes since 9/30/1999, assuming average price of position at 9/30/1999 is $24.50 (IPO price on 7/20/99).

Source: FactSet.  Data available as of 4/29/05.

Insight Shareholder Momentum

LTM Largest Buyers

		LTM Shares		Avg. Purchase	% of Current
Rank	Institutional Investor	Purchased (000s)	Value ($MM) (1)	Price	Position
1	Dimensional Fund Advisors, Inc.	1,818	$16.2	$8.91	52.5%
2	Eubel Brady & Suttman Asset Management, Inc.	1,162	10.4	8.93	17.6
3	Columbia Wanger Asset Management LP	1,080	9.7	8.94	36.2
4	Kirr, Marbach & Co. LLC	601	5.6	9.35	100.0
5	Steadfast Advisors LLC	592	5.6	9.39	100.0
6	State Teachers Retirement System of Ohio	591	5.3	8.88	91.7
7	Barclays Global Investors, N.A.	591	5.2	8.87	17.1
8	Citadel Investment Group LLC	522	4.8	9.23	69.9
9	Steelhead Partners LLC	306	2.9	9.46	100.0
10	Royce & Associates LLC	294	2.6	8.93	17.2
11	Granahan Investment Management, Inc.	244	2.2	9.17	19.4
12	INVESCO Institutional (N.A.), Inc.	244	2.2	9.04	82.4
13	Wallace R. Weitz & Co.	242	2.1	8.82	2.8
14	UBS Securities LLC	216	2.1	9.63	88.1
15	Martingale Asset Management LP	213	2.0	9.19	51.6
Total		8,716	$78.8	$9.12	56.4%

LTM Largest Sellers

		LTM Shares		Avg. Sale	% of 12/31/03
Rank	Institutional Investor	Sold (000s)	Value ($MM) (1)	Price	Position
1	Capital Guardian Trust Co.	3,673	$33.0	$8.99	76.4%
2	Westport Asset Management, Inc.	898	7.9	8.83	15.5
3	Stadia Capital LLC	451	4.3	9.59	100.0
4	Liberty Ridge Capital, Inc.	387	3.8	9.74	58.1
5	Messner & Smith Investment Management Ltd.	359	3.2	8.83	100.0
6	Goldman Sachs Asset Management LP (US)	327	3.1	9.36	53.4
7	EBF & Associates LP	299	2.8	9.39	100.0
8	Loeb Partners Corp.	227	2.0	8.83	21.5
9	OppenheimerFunds, Inc.	225	2.2	9.69	72.1
10	Renaissance Technologies Corp.	215	2.1	9.74	89.2
11	JPMorgan Chase Bank	202	2.0	9.74	88.2
12	Morgan Stanley & Co., Inc.	186	1.8	9.74	82.2
13	MFC Global Investment Management (USA) Ltd.	163	1.5	9.26	93.9
14	ING Investments LLC	119	1.0	8.79	29.6
15	Neuberger Berman LLC	106	1.0	9.02	100.0
Total		7,835	$71.6	$9.30	72.0%

Denotes top 25 Institutional investors.

(1) Based on quarterly volume weighted average price of shares purchased in each quarter.

Source: FactSet.  Data available as of 4/29/05.

Wall Street Views on Insight

		Pre Announcement		Post Announcement		Change in
Research Firm	Date	Target Price	PV (1)	Recommendation	Target Price	Target Price (2)	Transaction Commentary
Banc of America	02/24/05	$11.00	$9.86	Neutral	$11.00	11.6%	Precedents suggest the bidders may need to raise the offer
Calyon Securities (USA) Inc	02/25/05	9.50	8.51	Neutral	10.70	25.8%	NA
CIBC World Markets	02/24/05	13.00	11.65	Sector Perform	NA	NA
Citigroup	02/22/05	10.00	8.96	Hold	12.00	33.9%	Second bid is likely
Credit Suisse First Boston	12/21/04	11.00	10.06	Neutral	11.00	9.4%	Bid likely to go higher
Friedman, Billings, Ramsey & Co	02/25/05	10.00	8.93	Market Perform	10.00	12.0%	We expect the offer to be completed near current levels
Jefferies & Co	02/25/05	12.00	10.75	Hold	12.00	11.7%	We view the tender price as “a little light”
RBC Capital Markets	02/25/05	11.00	9.85	Underperform	12.00	21.8%	NA
Stifel Nicolaus	02/25/05	16.00	14.33	Market Perform	NA	NA	Offer will likely be sweetened
The Buckingham Research Group	11/01/04	8.00	7.29	Neutral	11.00	50.9%	Strong possibility board will ask for offer above $11
Tradition Asiel Securities Inc.	02/25/05	13.00	11.64	Buy	13.00	11.7%	Clear upside to the contemplated $10.70 offer
Wachovia Securities	02/24/05	10.00	8.96	Market Perform	11.50	28.4%	Likely that the deal will close at a higher price than $10.70

Mean		$11.21	$10.07		$11.42	21.7%
Median		11.00	9.85		11.25	16.9%
Maximum		16.00	14.33		13.00	50.9%
Minimum		8.00	7.29		10.00	9.4%

	Cost of Equity
Change in Target Price	11.0%	12.0%	13.0%
Median	20.7%	21.7%	22.7%
Mean	15.9	16.9	17.9

Source: Bloomberg, I/B/E/S, Nelson

(1) Present value of 12 month forward price target discounted to 03/07/05 at an illustrative 12.0% equity cost of capital, with the exception of Buckingham price target, which is discounted from 12/31/05 to 03/07/05.

(2) Calculated as Post Announcement Target Price over Pre Announcement Target Price PV.

4. Preliminary Thoughts on Valuation

Transaction Metrics

	Insight Communications						Cox Communications (a)
	Day Prior		@ Offer		Current Price		Day Prior		Initial Offer		Final Offer
($ in millions, except per share data)	3/4/2005		Price		5/3/2005		7/30/2004		8/2/2004		10/19/2004
Price	$9.68		$10.70		$11.52		$27.58		$32.00		$34.75
% Premium to Day Prior	—		10.5%		19.0%		—		16.0%		26.0%

Equity Value (b)	$582		$647		$699		$17,515		$20,327		$22,077
Net Debt & Minority Interest	1,413		1,413		1,413		6,670		6,670		6,670
Other Investments (c)	0		0		0		(2,552)		(2,552)		(2,552)
Cable Firm Value	$1,995		$2,060		$2,112		$21,633		$24,445		$26,195

Premium / (Discount)
10 Trading Day Average	0.7%		11.3%		19.9%		(1.4)%		14.4%		24.2%
1 Month Average	(1.7)		8.7		17.0		(1.5)		14.3		24.1
3 Month Average	2.4		13.2		21.9		(7.2)		7.7		16.9
6 Month Average	6.1		17.2		26.2		(11.1)		3.1		12.0

Cable FV / EBITDA
2004	9.4	x	9.7	x	9.9	x	9.0	x	10.1	x	10.9	x
2005	8.6		8.8		9.1		8.2		9.2		9.9
2006	7.8		8.1		8.3		7.5		8.5		9.1

LTM (d)	9.2		9.5		9.7		9.3		10.5		11.2
NTM (e)	8.4		8.6		8.9		8.1		9.1		9.8

FV / Subscribers
2004	$3,135		$3,237		$3,319		$3,400		$3,842		$4,117
2005	3,183		3,286		3,370		3,386		3,826		4,100

Value of Shares to be Purchased (f)	$499		$556		$601		$6,633		$7,696		$8,357

Note: Insight capitalization is on a proportionate basis that includes 50% of Insight Midwest’s net debt and earnings and 100% of ICCI HoldCo’s net debt and earnings.

(a) Cox Communications shown for illustrative purposes because it was the most recent going-private transaction in the cable industry.

(b) Equity Value for Insight based on shares outstanding, plus restricted stock and in-the-money stock options, net of options proceeds.

(c) Cox includes Discovery value of $2,552 million pre-tax.

(d) LTM for Insight defined as Q2 ‘04 to Q1 ‘05. LTM for Cox defined as Q4 ‘03 to Q3 ‘04.

(e) NTM for Insight defined as Q2 ‘05 to Q1 ‘06. NTM for Cox defined as Q4 ‘04 to Q3 ‘05.

(f) Net of option proceeds. Assumes 63.8 mm shares outstanding after option exercise, of which 9.1 mm are owned by management and affiliates and 8.5 mm are to be rolled over.

Stock Price Premium Analysis

(Dollars in Millions, Except per Share Data and Multiples)

		Day Prior		Proposal		Market (a)		Assumed Purchase Price Per Share
		$9.68		$10.70		$11.52		$11.00		$11.50		$12.00		$12.50		$13.00		$13.50		$14.00
Price		Premium / (Discount) to
1 Day Prior	$9.68	0.0%		10.5%		19.0%		13.6%		18.8%		24.0%		29.1%		34.3%		39.5%		44.6%
10 Trading Day Avg.	9.61	0.7		11.3		19.9		14.5		19.7		24.9		30.1		35.3		40.5		45.7
1 Month Average	9.84	(1.7)		8.7		17.0		11.8		16.8		21.9		27.0		32.1		37.1		42.2
3 Month Average	9.45	2.4		13.2		21.9		16.4		21.7		27.0		32.3		37.5		42.8		48.1
6 Month Average	9.13	6.1		17.2		26.2		20.5		26.0		31.5		36.9		42.4		47.9		53.4
Equity Value (b)		$582		$647		$699		$666		$698		$730		$761		$793		$826		$858
Shares to be Purchased (c)		499		556		601		572		600		627		655		683		695		723
Proportionate Net Debt		1,413		1,413		1,413		1,413		1,413		1,413		1,413		1,413		1,413		1,413
Firm Value		1,995		2,060		2,112		2,079		2,111		2,143		2,174		2,206		2,239		2,271
Basic Subscribers		Firm Value /
2004A	636	$3,135		$3,237		$3,319		$3,267		$3,317		$3,368		$3,418		$3,468		$3,518		$3,569
2005E	627	3,183		3,286		3,370		3,317		3,368		3,419		3,470		3,521		3,572		3,624
EBITDA		Firm Value /
2005E	233	8.6	x	8.8	x	9.1	x	8.9	x	9.1	x	9.2	x	9.3	x	9.5	x	9.6	x	9.7	x
2006E	254	7.8		8.1		8.3		8.2		8.3		8.4		8.5		8.7		8.8		8.9
EBITDA - CapEx		Firm Value /
2005E	126	15.8	x	16.3	x	16.7	x	16.5	x	16.7	x	17.0	x	17.2	x	17.5	x	17.7	x	18.0	x
2006E	169	11.8		12.2		12.5		12.3		12.5		12.6		12.8		13.0		13.2		13.4
Adjusted Free Cash Flow (d)		Equity Value /
2005E	2	NM		NM		NM		NM		NM		NM		NM		NM		NM		NM
2006E	38	15.5	x	17.2	x	18.6	x	17.7	x	18.6	x	19.4	x	20.2	x	21.1	x	21.9	x	22.8	x

Note: Insight capitalization is on a proportionate basis that includes 50% of Insight Midwest’s net debt and earnings and 100% of ICCI HoldCo’s net debt and earnings.

(a) Market price as of May 3, 2005.

(b) Equity Value based on shares outstanding, plus restricted stock and in-the-money stock options, net of options proceeds.

(c) Net of option proceeds. Assumes 63.8 mm shares outstanding after option exercise, of which 9.1 mm are owned by management and affiliates and 8.5 mm are to be rolled over.

(d) Adjusted free cash flow defined as EBITDA less net interest expense, cash taxes and capex

Preliminary Valuation Range

[CHART]

Note: Underlying numbers are from Management Projections.

(a) Targeting an IRR of approximately 20%.

DCF Valuation Approach

Current Structure

Co-Founders
Sidney R. Knafel	Public	Carlyle
Michael S. Willner

ICCI (Public Co.)	Comcast

50%	50%

Insight Midwest

Valuation Steps

Discounted Cash Flows + Adj. Terminal Value (a)

[GRAPHIC]

Midwest Firm Value

(-) Midwest Net Debt

[GRAPHIC]

Midwest Equity Value

x 50% (ICCI Ownership)

[GRAPHIC]

ICCI Firm Value

(-) ICCI HoldCo Net Debt (b)

(+) NPV of NOLs

(+) NPV of ICCI HoldCo Cash Flows

[GRAPHIC]

ICCI Equity Value

(a) Assumes JV is not renewed upon its current contractual termination date of October 1, 2011.

(b) Including option proceeds.

DCF – Management Projections

(US $ in millions)	Fiscal Year Ended December 30,					Dissolution
Insight Midwest Income Statement	2005	2006	2007	2008	2009	Terminal Year
Revenue Growth	12.1%	8.8%	8.6%	7.3%	6.1%	4.9%
EBITDA Growth	6.8	8.7	8.7	6.0	4.3	(5.4)
EBITDA Margin	39.5	39.4	39.5	39.0	38.3	34.5
Capex / Revenue	18.8	13.7	12.2	11.1	10.0	9.5
Unlevered FCF / EBITDA	40.7	51.2	50.6	51.3	51.7	51.4
Revenue	$1,122	$1,221	$1,326	$1,423	$1,510	$1,584
EBITDA	443	481	523	555	578	547
EBIT	155	179	256	300	337	307
Less: Taxes at 41%	(64)	(74)	(105)	(123)	(138)	(126)
Plus: D&A	288	302	267	255	241	240
Less: CapEx	(211)	(168)	(162)	(158)	(151)	(151)
Plus: Change in Working Capital	12	6	9	11	10	11
Unlevered FCF	$180	$247	$265	$285	$299	$281
Terminal Adjusted FCF						$234

DCF Valuation (as of 03/31/05) (a)
NPV of Cash Flows at 9.0% % WACC	$993
Terminal EBITDA (b)	547
Terminal Multiple	8.5	x
NPV of Terminal Value at 9.0% WACC	$3,086
Midwest Firm Value	$4,080
Less: Net Debt at Midwest	(2,521)
Midwest Equity Value	$1,558
Value of ICCI Stake in Midwest (50%)	$779
Less: Net Debt at ICCI HoldCo	(152)
Plus: Value of NOL’s	150
Plus: NPV of Hold Co. Cash Flows	39
ICCI Equity Value	$817
Plus: Options Proceeds	51
ICCI Fully Converted Equity Value	$867
Implied Price Per ICCI Share	$13.36

(a) DCF valuation shown for illustrative purposes only at 9.0% WACC and a 8.5x FY1 EBITDA exit multiple.

(b) Terminal value based on post-dissolution EBITDA.

ICCI Equity Value as of 3/31/05

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$707	$802	$897	$992	$1,087
8.5%	671	764	856	949	1,042
9.0%	635	726	817	907	998
9.5%	600	689	778	867	956
10.0%	566	653	740	827	914

Implied Value per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$11.65	$13.14	$14.60	$16.06	$17.52
8.5%	11.08	12.53	13.97	15.40	16.83
9.0%	10.52	11.94	13.36	14.76	16.16
9.5%	9.97	11.37	12.76	14.14	15.50
10.0%	9.44	10.80	12.17	13.53	14.86

Implied FV Multiple of 2005E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.7	x	9.1	x	9.6	x	10.0	x	10.4	x
8.5%	8.5		9.0		9.4		9.8		10.2
9.0%	8.4		8.8		9.2		9.6		10.0
9.5%	8.2		8.6		9.0		9.4		9.8
10.0%	8.1		8.5		8.9		9.3		9.6

Implied Perpetuity Growth Rate

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	2.1%	2.5%	2.8%	3.1%	3.3%
8.5%	2.6	2.9	3.3	3.6	3.8
9.0%	3.1	3.4	3.8	4.0	4.3
9.5%	3.5	3.9	4.2	4.5	4.8
10.0%	4.0	4.4	4.7	5.0	5.3

Corresponding Premium to Pre-Offer Price Per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	20.4%	35.7%	50.8%	65.9%	81.0%
8.5%	14.4	29.5	44.4	59.1	73.9
9.0%	8.7	23.4	38.1	52.5	66.9
9.5%	3.0	17.4	31.8	46.0	60.2
10.0%	(2.5)	11.6	25.7	39.7	53.6

Implied FV Multiple of 2006E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.0	x	8.4	x	8.8	x	9.2	x	9.6	x
8.5%	7.9		8.3		8.6		9.0		9.4
9.0%	7.7		8.1		8.5		8.9		9.2
9.5%	7.6		7.9		8.3		8.7		9.1
10.0%	7.4		7.8		8.2		8.5		8.9

DCF Sensitivities

Pricing Sensitivity

•      Penetration from Management Projections

•      Telephony & HSI ARPU varied in each projected year and in terminal period

	Change in Telephony ARPU
	(10.0%)	(7.5%)	(5.0%)	(2.5%)	0.0%
Change in HSI ARPU
(10.0)%	$10.59	$10.85	$11.11	$11.36	$11.62
(7.5)%	11.02	11.28	11.54	11.80	12.06
(5.0)%	11.46	11.72	11.98	12.24	12.49
(2.5)%	11.90	12.15	12.41	12.67	12.93
0.0%	12.33	12.59	12.85	13.11	13.36

Penetration Sensitivity

•      ARPU from Management Projections

•      Penetration of HSI and Telephony varied through 2010

	Cumulative Change in Telephony Penetration by 2010
	(10.0%)	(7.5%)	(5.0%)	(2.5%)	0.0%
Cum. Change in HSI Penet by 2010
(10.0)%	$6.63	$7.39	$8.16	$8.92	$9.66
(7.5)%	7.61	8.38	9.15	9.86	10.58
(5.0)%	8.60	9.35	10.07	10.79	11.51
(2.5)%	9.56	10.28	11.00	11.72	12.44
0.0%	10.49	11.21	11.93	12.65	13.36

DCF – Early Dissolution Projections

	Fiscal Year Ended December 30,
($ in millions)	2005	2006	2007	2008	2009	2010
EBITDA	233	254	277	256	266	274
EBIT	88	102	142	127	144	154
Less: Taxes	(36)	(42)	(58)	(52)	(59)	(63)
Plus: D&A	145	152	135	129	122	120
Less: CapEx	(107)	(85)	(82)	(81)	(77)	(76)
Plus: Change in Working Capital	5	4	5	6	6	6
Unlevered FCF	$95	$131	$141	$129	$136	$141
Terminal Adjusted FCF						$117

DCF Valuation (as of 03/31/05) (a)
NPV of Cash Flows at 9.0% WACC	$495
Terminal EBITDA (b)	274
Terminal Multiple	8.5	x
NPV of Terminal Value at 9.0% WACC	$1,543
Midwest Firm Value	$2,038
Less: Net Debt at Midwest	(1,261)
Midwest Equity Value	$777
Value of ICCI Stake in Midwest	$777
Less: Net Debt at ICCI HoldCo	(152)
Plus: Value of NOL’s	123
Plus: NPV of Hold Co. Cash Flows	NA
Less: PV of Refinance for Dissolution	(37)
ICCI Equity Value	$711
Plus: Options Proceeds	36
ICCI Fully Converted Equity Value	$746
Implied Price Per ICCI Share	$11.71

(a) DCF valuation shown for illustrative purposes only at 9.0% WACC and a 8.5x FY1 EBITDA exit multiple

(b) Terminal value based on post-dissolution EBITDA

ICCI Equity Value as of 3/31/05

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$600	$695	$790	$885	$979
8.5%	564	657	750	843	935
9.0%	529	620	711	802	892
9.5%	495	584	673	762	851
10.0%	462	549	636	723	810

Implied Value per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$9.97	$11.46	$12.94	$14.41	$15.87
8.5%	9.41	10.86	12.32	13.76	15.19
9.0%	8.84	10.28	11.71	13.13	14.53
9.5%	8.27	9.72	11.11	12.50	13.89
10.0%	7.72	9.17	10.53	11.89	13.26

Implied FV Multiple of 2005E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.3	x	8.7	x	9.1	x	9.5	x	9.9	x
8.5%	8.1		8.5		8.9		9.3		9.7
9.0%	8.0		8.4		8.7		9.1		9.5
9.5%	7.8		8.2		8.6		9.0		9.3
10.0%	7.7		8.0		8.4		8.8		9.2

Implied Perpetuity Growth Rate

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	2.1%	2.5%	2.8%	3.1%	3.3%
8.5%	2.6	2.9	3.3	3.6	3.8
9.0%	3.1	3.4	3.8	4.0	4.3
9.5%	3.5	3.9	4.2	4.5	4.8
10.0%	4.0	4.4	4.7	5.0	5.3

Corresponding Premium to Pre-Offer Price Per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	3.0%	18.4%	33.7%	48.9%	64.0%
8.5%	(2.8)	12.2	27.2	42.2	57.0
9.0%	(8.7)	6.2	20.9	35.6	50.1
9.5%	(14.6)	0.4	14.8	29.2	43.4
10.0%	(20.3)	(5.3)	8.8	22.9	36.9

Implied FV Multiple of 2006E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	7.6	x	8.0	x	8.3	x	8.7	x	9.1	x
8.5%	7.4		7.8		8.2		8.5		8.9
9.0%	7.3		7.7		8.0		8.4		8.7
9.5%	7.2		7.5		7.9		8.2		8.6
10.0%	7.0		7.4		7.7		8.1		8.4

Peer Group Trading Analysis

Cable Firm Value / 2005 EBITDA			Cable Firm Value / Latest Subs

A bar chart showing cable firm value as a	CHTR	9.8x	A bar chart showing per subscriber cable	CVC	$3,698
multiple of 2005 EBITDA	CMCSK	9.3x	firm values based on the latest subscriber	CMCSK	$3,609
	CHTR	9.0x (debt at market)	counts	CHTR	$3,239
	MCCC	8.8x		CHTR	$2,948 (debt at market)
	CVC	7.8x		MCCC	$2,514

	ICCI	9.1x (current)		ICCI	$3,322 (current)
	ICCI	8.8x (at offer)		ICCI	$3,240 (at offer)
	ICCI	8.6x (pre-ann.)		ICCI	$3,138 (pre-ann.)

Total Cable Debt / LTM Cable EBITDA			Firm Value / 2005 EBITDA - Capex

A bar chart showing total cable debt as a	CHTR	10.2x	A bar chart showing firm value as a	CHTR	19.3x
multiple of LTM cable EBITDA	CHTR	9.3x (debt at market)	multiple of 2005 EBITDA - Capex	CHTR	17.6x (debt at market)
	MCCC	7.3x		MCCC	17.3x
	ICCI	7.2x		CVC	14.6x
	CVC	5.2x		CMCSK	14.4x
	CMCSK	2.8x
				ICCI	16.7x (current)
				ICCI	16.3x (at offer)
				ICCI	15.8x (pre-ann.)

Source:   Wall Street Research and Company Filings.

Note:      Valuation statistics shown based on proportionate valuation methodology.  Total Insight cable debt excludes HoldCo note. Current stock prices as of 5/3/05.

Multiples Analysis

Public Market Multiples

($ in millions, Except per Share Data)

										Implied Equity
		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2004A EBITDA	$213	9.0	x	10.0	x	$1,919	$2,132	$506	$719	$8.44	$11.83
2005E EBITDA	233	8.5		9.5		1,981	2,214	568	801	9.47	13.13
2006E EBITDA	254	8.0		9.0		2,036	2,290	623	877	10.32	14.30

2004 Subscribers	636	$3,000		$3,500		$1,909	$2,227	$496	$814	$8.28	$13.32
									Max	$10.32	$14.30
									Mean	9.13	13.14
									Median	8.96	13.22
									Low	8.28	11.83

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Precedent Transactions

($ in millions, Except per Share Data)

								Implied Equity
		Multiple Range		Implied Firm Value		Implied Equity Value (a)		Value per Share (b)
Metric	Data	Low	High	Low	High	Low	High	Low	High
2005E EBITDA	$233	10.0x	11.0x	$2,331	$2,564	$918	$1,151	$14.92	$18.52

2004 Subscribers	636	$3,500	$4,000	$2,227	$2,545	$814	$1,132	$13.32	$18.22
							Mean	$14.12	$18.37

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Premia Paid in Going Private Transactions

•      Since 2000, all completed cash going private transactions received both initial offer premia and a subsequent increase (“the bump”)

Summary of Going Private Transactions, 2000 - Present

Average Cash
Minority
Criteria	Squeeze-Outs
Transaction Value	$918
Percent Acquired	33.6%
Timing & Frequency
Frequency of a Bump (a)	92.3%
Announcement - Bump	75 Days
Bump - Close	65 Days
Announcement - Close	138 Days
Offer Premium
Ann. to 1 Day Pre-Annc.	27.8%
Ann. to 30 Days Pre-Annc.	29.5
Ann. to Bump Prem. Change	15.2

Source:  Citigroup Risk Arbitrage Strategy Group as of March 9, 2005.

(a) Includes announced deals that have not yet closed; all completed deals have received a “bump”.

Squeeze Outs Analysis – 100% Cash Transactions

•      Data below is for 100% cash transactions in which acquirers sought 20% or greater of target equity

Precedent All Cash Transactions

Date	Date				Target’s		Transaction Value ($ mm) (b)
Announced	Completed	Target	Acquiror	% Sought	Leverage (a)		at Announcement	at Execution
21-Feb-05	Not Closed	Eon Labs	Novartis	34.6%	NM		$989	N/A
02-Aug-04	02-Dec-04	Cox Communications	Cox Enterprises	38.0	2.9	x	7,857	8,532
22-Jul-04	23-Dec-04	AMC Entertainment	Investor Group	50.1	2.8		834	834
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	0.1		403	491
21-Sep-01	08-Nov-01	Prodigy Communications Corp.	SBC Communications	58.3	4.4		409	496
04-Jun-01	12-Dec-01	Liberty Financial Companies	Liberty Mutual Insurance Company	29.5	2.4		483	487
25-Jan-01	20-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.0	3.2		989	1,173
27-Oct-00	16-Mar-01	Azurix Corp.	Enron Corp.	33.0	6.8		276	330
15-Aug-00	01-Mar-01	Avis Group Holdings	Cendant	82.0	1.6		823	937
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	1.9		344	434

Date	Date	Price		Initial Premium (c)		Final Premium (c)
Announced	Completed	Initial	Final	1 - Day	30 - Day	1 - Day	30 - Day
21-Feb-05	Not Closed	$31.00	—	11.0%	18.2%	—	—
02-Aug-04	02-Dec-04	32.00	$34.75	16.0	13.6	26.0%	23.4%
22-Jul-04	23-Dec-04	19.50	19.50	13.6	28.5	13.6	28.5
19-Feb-02	11-Apr-02	23.00	28.00	19.8	1.0	45.8	23.0
21-Sep-01	08-Nov-01	5.45	6.60	54.0	2.3	86.4	23.9
04-Jun-01	12-Dec-01	33.44	33.70	(1.1)	(8.0)	(0.3)	(7.3)
25-Jan-01	20-Jun-01	27.00	32.00	8.5	23.0	28.6	45.8
27-Oct-00	16-Mar-01	7.00	8.38	96.5	73.5	135.1	107.6
15-Aug-00	01-Mar-01	29.00	33.00	13.7	29.4	29.4	47.3
24-Jul-00	11-Jan-01	12.50	15.75	15.6	19.8	45.7	50.9

			Mean:	24.8%	20.1%	45.6%	38.1%
			Median:	14.7	19.0	29.4	28.5

(a)   Leverage defined as Total Debt & Preferred / LTM EBITDA.

(b)   Represents equity value of the minority shareholders’ stake, which the acquiror proposed to acquire in the transaction.

(c)   One-day premium measured relative to target’s closing stock price on last trading day prior to annoucement date; 30-day premium measured relative to target’s average closing stock price during the 30-day trading period prior to announcement date.

Implied ICCI Stock Prices

		Final Premium Paid (a)		Implied Stock Price
	Stock Price	Low	High	Low	High
One Day Prior	$9.68	25.0%	30.0%	$12.10	$12.58
30 Day Average Prior (b)	9.93	25.0	30.0	12.42	12.91

(a)   Based on median data from precedent squeeze out analysis.

(b)   Average of 30 trading days prior to announcement date.

LBO Analysis

LBO Summary

(Dollars in Millions)
Purchase Price	$10.70

ICCI Equity Value	$647
Plus: Proportionate Net Debt (3/31/05)	1,413
Enterprise Value	$2,060
2005E EBITDA Multiple	8.8	x
Proportionate Debt / 2004 Proportionate EBITDA	6.6	x

Exit Multiple	9.0	x
2010E EBITDA (1)	$317
Value of Midwest	$2,851
Less: Proportionate Net Debt (12/31/09)	(1,084)
Less: Promote Profits Interest	(72)
Implied Equity Value (Midwest)	$1,695
Implied Value per ICCI Share	$27.14

IRR	22.5%

(1)   Assumes sale to strategic post-dissolution on 12/31/09

IRR Sensitivity Analysis

At 6.6x Proportionate Debt / 2004 Proportionate EBITDA

		Share Price Paid
		$10.70	$11.00	$12.00	$13.00	$14.00
Exit Multiple
8.0	x	18.0%	17.3%	15.3%	13.3%	11.6%
8.5	x	20.3%	19.7%	17.6%	15.7%	14.0%
9.0	x	22.5%	21.8%	19.7%	17.8%	16.1%
9.5	x	24.4%	23.8%	21.7%	19.8%	18.0%
10.0	x	26.2%	25.5%	23.5%	21.6%	19.8%

At 7.6x Proportionate Debt / 2004 Proportionate EBITDA

		Share Price Paid
		$10.70	$11.00	$12.00	$13.00	$14.00
Exit Multiple
8.0	x	21.1%	20.1%	17.1%	14.5%	12.1%
8.5	x	24.1%	23.1%	20.2%	17.5%	15.1%
9.0	x	26.7%	25.8%	22.8%	20.2%	17.8%
9.5	x	29.0%	28.0%	25.2%	22.5%	20.2%
10.0	x	31.1%	30.1%	27.2%	24.7%	22.3%

Present Value of Future Stock Prices – Public Market

•      These cases represent mutually exclusive potential outcomes

•      Due to the uncertainty surrounding these scenarios, we cannot assume a probability-weighted outcome

[CHART]

Note: Value as of 3/31/05. Assumes 11-13% cost of equity.  Dissolution valuations based on pro forma post-dissolution EBITDA.

Theoretical Strategic Sale

($ in millions)

	Year Ending December 31,
	2005E	2006E	2007E		2008E		2009E		2010E

Pro Forma Proportionate Revenue			$663		$711		$755		$792

Pro Forma Proportionate EBITDA			$241		$256		$266		$274
Plus: Half of Proportionate Additional Programming Expense			10		11		11		12
Plus: Half of HoldCo Corporate Overhead			10		11		11		12
Plus: Other Operational Synergies			4		8		13		19
Pro Forma Proportionate EBITDA with 50% Synergies			$265		$285		$302		$317
% Margin			40.0%		40.0%		40.0%		40.0%
% Change vs. Status Quo			(4.4)%		(3.4)%		(1.8)%		(0.0)%

			Exit
			12/31/06		12/31/07		12/31/08		12/31/09
FY1 Exit Multiple			9.5	x	9.5	x	9.5	x	9.5	x
Terminal Value			$2,519		$2,703		$2,868		$3,009
Implied Non-Synergized Multiple			10.5	x	10.6	x	10.8	x	11.0	x
Implied TEV / Sub			$4,040		$4,335		$4,600		$4,826
Less: Proportionate Net Debt			(1,368)		(1,297)		(1,199)		(1,084)
Less: Cost of Dissolution Refinance			(51)		(47)		(43)		(38)
Equity Value			$1,101		$1,359		$1,626		$1,887
Plus: Cash from Option Exercise			51		51		51		51
Fully Converted Equity Value			$1,152		$1,410		$1,677		$1,938
Fully Converted Shares			64.9		64.9		64.9		64.9
Implied Future Price Per ICCI Share			$17.74		$21.72		$25.84		$29.85
Present Value (at 12.0% cost of equity) (a)			$14.54		$15.90		$16.88		$17.41
If miss EBITDA projections by 2.5%			13.75		15.14		16.16		16.74
If miss EBITDA projections by 5.0%			12.95		14.37		15.44		16.06
If miss EBITDA projections by 10.0%			11.36		12.85		13.99		14.71

Sensitivity of 12/31/06 Exit
Cost of	Terminal EBITDA Multiple
Equity (1)	8.5 x	9.0 x	9.5 x	10.0 x	10.5 x
11.0%	$11.37	$13.07	$14.77	$16.47	$18.18
11.5%	11.28	12.97	14.66	16.35	18.03
12.0%	11.19	12.87	14.54	16.22	17.89
12.5%	11.11	12.77	14.43	16.09	17.75
13.0%	11.02	12.67	14.32	15.97	17.62

(a) Share price discounted to 03/31/05. 12.0% cost of equity shown for illustrative purposes only.

Appendix

Insight Communications Management Projections – Midwest Only Summary

($ in millions)

	Year End December 31,						‘05 - ‘10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

Revenue	$1,122	$1,221	$1,326	$1,423	$1,510	$1,584	7.1%
% Growth	12.1%	8.8%	8.6%	7.3%	6.1%	4.9%
Direct Costs
Consolidated Direct Costs	$(300)	$(329)	$(366)	$(407)	$(447)	$(481)	9.9%
Include: Interactive Revenue	(3)	(4)	(4)	(4)	(4)	(4)	3.1%
Exclude: Interactive Direct Costs	1	1	1	1	1	1	3.1%
Total Direct Costs	$(302)	$(332)	$(368)	$(410)	$(450)	$(484)	9.9%

Operating Costs and SG&A
Consolidated Operating Costs & SG&A	$(367)	$(397)	$(421)	$(444)	$(466)	$(488)	5.9%
Include: Management Fee	(34)	(37)	(40)	(43)	(45)	(48)	7.1%
Exclude: Corporate Overhead	23	24	26	27	28	30	5.0%
Exclude: Interactive Operating Costs	1	1	1	1	1	1	4.3%
Total Operating Costs and SG&A	$(377)	$(408)	$(434)	$(458)	$(482)	$(505)	6.0%
Total Expenses	$(679)	$(740)	$(803)	$(868)	$(931)	$(988)	7.8%

EBITDA	$443	$481	$523	$555	$578	$595	6.1%
% Margin	39.5%	39.4%	39.5%	39.0%	38.3%	37.6%
% Growth	6.8%	8.7%	8.7%	6.0%	4.3%	2.9%

Depreciation and Amortization	(288)	(302)	(267)	(255)	(241)	(237)	(3.8)%
EBIT	$155	$179	$256	$300	$337	$359	18.2%

Cash Flow Data
EBITDA	$443	$481	$523	$555	$578	$595	6.1%
Less: Capital Expenditures	(211)	(168)	(162)	(158)	(151)	(148)	(6.8)%
% of Revenue	18.8%	13.7%	12.2%	11.1%	10.0%	9.4%
Less: Net Cash Interest Expense	(187)	(193)	(185)	(172)	(169)	(149)	(4.5)%
Plus: Decrese in Working Capital	12	6	9	11	10	11	(2.5)%
Free Cash Flow	$57	$127	$185	$236	$269	$309	40.2%
% Growth		122.7%	45.1%	27.8%	13.8%	15.1%

Source: Insight Communications management projections dated 4/28/05.

Note: Represents isolated income statement and cash flows of Insight Midwest joint venture.

Insight Communications Management Projections – HoldCo Summary

($ in millions)

	Year End December 31,						‘05 - ‘10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

Total Revenue
Management Fee	34	37	40	43	45	48	7.1%
Interactive Revenue	3	4	4	4	4	4	3.1%
Total Revenue	$37	$40	$43	$46	$49	$51	6.8%
% Growth	8.0%	9.5%	7.8%	6.7%	5.6%	4.6%
Costs and Expenses
Interactive Direct Costs	(1)	(1)	(1)	(1)	(1)	(1)	3.1%
Interactive Operating Costs	(1)	(1)	(1)	(1)	(1)	(1)	4.3%
Corporate Overhead	(23)	(24)	(26)	(27)	(28)	(30)	5.0%
Total Expenses	$(25)	$(26)	$(28)	$(29)	$(30)	$(32)	4.9%

EBITDA	$12	$14	$16	$17	$18	$19	10.6%
% Margin	31.6%	34.2%	36.0%	37.2%	37.6%	37.5%
% Growth	99.7%	18.7%	13.6%	10.0%	7.0%	4.1%

Less: Depreciation & Amortization	(1)	(1)	(1)	(1)	(1)	(1)
EBIT	$10	$12	$14	$16	$17	$18	11.4%

Cash Flow Data
EBITDA	$12	$14	$16	$17	$18	$19	10.6%
Less: Capital Expenditures	(1)	(1)	(1)	(1)	(1)	(1)	NM
Plus: Decrease in Working Capital	(1)	0	0	0	0	0	(186.6)%
Less: Cash Interest Expense	0	(21)	(43)	(43)	(43)	(43)	NM
Less: Cash Taxes	0	0	0	0	0	0	NM
Free Cash Flow	$10	$(8)	$(28)	$(27)	$(25)	$(25)	NM
% Growth		(184.4)%	237.1%	(5.2)%	(4.5)%	(2.9)%

Source: Insight Communications management projections dated 4/28/05.

Note: Represents isolated income statement and cash flows of ICCI HoldCo.

Insight Communications Management Projections – Proportionate Summary

($ in millions)

	Year End December 31,						‘05 - ‘10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

EBITDA	$233	$254	$277	$295	$308	$317	6.3%
% Margin	39.0%	39.1%	39.3%	38.9%	38.3%	37.6%
% Growth	9.3%	9.2%	9.0%	6.2%	4.4%	3.0%

Less: Depreciation & Amortization	(145)	(152)	(135)	(129)	(122)	(120)
EBIT	$88	$102	$142	$166	$186	$197	17.5%

Cash Flow Data
EBITDA	$233	$254	$277	$295	$308	$317	6.3%
Less: Capital Expenditures	(107)	(85)	(82)	(81)	(77)	(76)	(6.7)%
Plus: Decrease in Working Capital	5	4	5	6	6	6	1.6%
Less: Cash Interest Expense	(93)	(118)	(135)	(129)	(127)	(117)	4.7%
Less: Cash Taxes	0	0	0	0	0	0	NM
Free Cash Flow	$38	$55	$64	$91	$109	$130	27.6%
% Growth		43.8%	16.2%	42.2%	19.2%	19.4%

Source: Insight Communications management projections dated 4/28/05.

Note: Represents proportionate income statement and cash flows (50% of Insight Midwest and 100% of ICCI HoldCo).

DCF – Hold Co.

(US $ in millions)

		Fiscal Year Ending December 31,
		2005	2006	2007	2008	2009	2010
EBIT		$10.3	$12.4	$14.3	$15.8	$17.0	$17.7
Less: Taxes at 41%		(4.2)	(5.1)	(5.8)	(6.5)	(7.0)	(7.3)
Plus: D&A		1.2	1.3	1.3	1.4	1.4	1.4
Less: Capex		(1.2)	(1.3)	(1.3)	(1.4)	(1.4)	(1.4)
Less: NWC Change		(0.8)	0.3	0.3	0.3	0.4	0.4
Unlevered Free Cash Flow		$5.3	$7.7	$8.7	$9.7	$10.4	$10.8

Discount Rate	9.0%
Discount to	3/31/2005
Terminal Value (a)	$0.0

NPV of Holdco Cash Flows	$39.3

(a) Assumes dissolution of partnership in 2011, and consequently no terminal value.

NOL Valuation

ASSUMPTIONS:

Existing NOLs
Total Amount Outstanding (12/31/04)	$651.3
Income Tax Rate	41.0%
Assumed Discount Rate	8.0
Valuation Date	3/31/2005
Fully Diluted Shares Outstanding (mm)	63.8

SEC 382 NOL Limitation

SEC 382 Limitation? (1=Yes; 0=No)	No
Assumed Purchase Price per Share	$10.70
Market Value of Equity	$682.3
Current Tax-Exempt Rate	4.20%
Annual NOL Limitation	$0.0

Taxable Income
Calculation	2004	2005	2006	2007	2008	2009	2010	2011
Insight Midwest EBT		$(43.1)	$(26.4)	$57.2	$114.7	$156.3	$199.3	$205.2
% Growth			NM	NM	100.5%	36.3%	27.4%	3.0%
ICCI EBT		$22.3	$4.1	$(14.8)	$(13.8)	$(13.9)	$(14.4)	$(14.4)
% Growth			NM	(463.9)%	(7.0)%	0.5%	4.0%	0.0%
Dissolution (Proportional)		$0.8	$(9.1)	$(22.6)	$4.5	$22.9	$41.9	$43.1
% Growth			NM	NM	(119.9%)	409.5%	82.8%	3.0%
Proportional EBT		$0.8	$(9.1)	$13.8	$43.5	$64.3	$85.2	$88.2

Taxable Income	Partnership Dissolution
Calculation	2012	2013	2014	2015	2016	2017	2018	2019
Insight Midwest EBT
% Growth
ICCI EBT
% Growth
Dissolution (Proportional)	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$54.6
% Growth	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Proportional EBT	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$54.6

NOL USAGE	2004	2005	2006	2007	2008	2009	2010	2011
Existing NOLs
NOL Beginnig Balance		$651.3	$650.5	$650.5	$636.8	$593.2	$528.9	$443.7
Addition / (Usage)		(0.8)	0.0	(13.8)	(43.5)	(64.3)	(85.2)	(88.2)
Unused Expired NOLs from Schedule		0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$651.3	$650.5	$650.5	$636.8	$593.2	$528.9	$443.7	$355.6

New NOLs
NOL Beginnig Balance		$0.0	$0.0	$9.1	$9.1	$9.1	$9.1	$9.1
Addition		0.0	9.1	0.0	0.0	0.0	0.0	0.0
(Usage)		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Unused Expired NOLs from Schedule		0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$0.0	$0.0	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1

Taxable Income & NOL Usage
Taxable Income at ICCI		$0.8	$(9.1)	$13.8	$43.5	$64.3	$85.2	$88.2
SEC 382 Maximum NOL Usage		—	—	—	—	—	—	—
“Practical” Maximum NOL Usage
Existing NOLs		0.8	0.0	13.8	43.5	64.3	85.2	88.2
New NOLs		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Sub-Total		$0.8	$0.0	$13.8	$43.5	$64.3	$85.2	$88.2

Tax Benefit of NOLs
NOL Usage		$0.8	$0.0	$13.8	$43.5	$64.3	$85.2	$88.2
Tax Rate		41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%
Annual Tax Benefit of NOLs	$0.0	$0.3	$0.0	$5.6	$17.9	$26.4	$34.9	$36.2

Discount Dates	3/31/2005	8/15/2005	6/30/2006	6/30/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011

NPV of NOL Tax Benefit	$150.5
Value per Share	$2.36

NOL USAGE	2012	2013	2014	2015	2016	2017	2018	2019
Existing NOLs
NOL Beginnig Balance	$355.6	$311.1	$265.4	$218.2	$169.7	$119.7	$68.1	$15.1
Addition / (Usage)	(44.4)	(45.8)	(47.1)	(48.6)	(50.0)	(51.5)	(53.1)	(15.1)
Unused Expired NOLs from Schedule	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$311.1	$265.4	$218.2	$169.7	$119.7	$68.1	$15.1	$0.0

New NOLs
NOL Beginnig Balance	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1
Addition	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(Usage)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(9.1)
Unused Expired NOLs from Schedule	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$9.1	$0.0

Taxable Income & NOL Usage
Taxable Income at ICCI	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$54.6
SEC 382 Maximum NOL Usage	—	—	—	—	—	—	—	—
“Practical” Maximum NOL Usage
Existing NOLs	44.4	45.8	47.1	48.6	50.0	51.5	53.1	15.1
New NOLs	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9.1
Sub-Total	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$24.2

Tax Benefit of NOLs
NOL Usage	$44.4	$45.8	$47.1	$48.6	$50.0	$51.5	$53.1	$24.2
Tax Rate	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%
Annual Tax Benefit of NOLs	$18.2	$18.8	$19.3	$19.9	$20.5	$21.1	$21.8	$9.9

Discount Dates	6/30/2012	6/30/2013	6/30/2014	6/30/2015	6/30/2016	6/30/2017	6/30/2018	6/30/2019

Early Dissolution Projections

•      Assumptions in the event of a dissolution as provided by Company Management

•      Dissolution process assumed to be concluded on 12/31/07

•      Insight Midwest assets and liabilities assumed to be split 50/50 (no assumption made regarding the asset split)

•      Management fee, Interactive and 20% of corporate overhead are eliminated in dissolution

•      Programming expenses increase by 300bp

•      No prepayment of debt, refinancing savings or call premiums assumed

($ in millions)

	Year Ending December 31,
	2005E	2006E	2007E	2008E	2009E	2010E

Status Quo
Midwest EBITDA	$443	$481	$523	$555	$578	$595

HoldCo Adjustments:
Midwest EBITDA (50%)	222	241	262	277	289	298
Plus: HoldCo Management Fee Income	34	37	40	43	45	48
Less: HoldCo Corporate Overhead	(23)	(24)	(26)	(27)	(28)	(30)
Plus: HoldCo Interactive EBITDA Contribution	1	2	1	1	1	1
Status Quo Proportionate EBITDA	$233	$254	$277	$295	$308	$317

Pro Forma for Dissolution
Midwest Level:
Status Quo Midwest EBITDA				555	578	595
Add back: Midwest Management Fee Expense				43	45	48
Add back: Interactive “Expense” to Midwest				4	4	4
Deduct: Midwest Additional Programming Expense				(43)	(45)	(48)
Pro Forma Midwest EBITDA				558	582	599
HoldCo Adjustments:
Midwest EBITDA (50%)				279	291	299
Less: HoldCo Corporate Overhead (80%)				(22)	(23)	(24)
Less: Interactive Costs				(2)	(2)	(2)

Pro Forma Proportionate EBITDA	$233	$254	$277	$256	$266	$274
% Growth		9.2%	9.0%	(7.9)%	4.2%	2.7%
% Change vs. Status Quo				(13.3)%	(13.5)%	(13.7%)

Note: Potential tax liability to Comcast in the event of a dissolution prior to 1/1/08 could be as high as approximately $230 million.

Peer Group Trading Analysis

($ in millions, except per share and per sub data)

				Cable					EBITDA
		Equity	Firm	Firm	Cable FV / EBITDA				Growth		Cable FV /	EV / FCF
	Stock Price	Value	Value	Value	2005E		2006E		‘04-’07		Latest Subs	2005E		2006E
Cablevision Systems	$26.03	$7,567	$16,010	$10,957	7.8	x	7.1	x	10.4%		$3,698	33.5	x	13.0	x
Charter Communications
with debt at face value	1.10	708	19,473	19,409	9.8		9.2		5.1		3,239	NM		NM
with debt at market price	1.10	708	17,725	17,661	9.0		8.4		5.1		2,948	NM		NM
Comcast	31.95	71,130	93,950	77,674	9.3		8.2		11.1		3,609	24.7		20.2
Insight Communications (a)
at current market price (5/03/05)	11.52	699	2,112	2,112	9.1		8.3		9.2		3,322	NM		18.6
at deal price	10.70	647	2,060	2,060	8.8		8.1		9.2		3,240	NM		17.2
at market prices prior to deal annoucement	9.68	582	1,995	1,995	8.6		7.8		9.2		3,138	NM		15.5
Mediacom Communications
at current market price (5/03/05)	5.78	681	3,665	3,665	8.8		8.4		3.6		2,514	NM		17.4
at market prices prior deal annoucement	5.66	667	3,651	3,651	8.7		8.4		3.6		2,504	NM		17.0

Maximum					9.3	x	8.4	x	11.1	x	$3,698	33.5	x	20.2	x
Mean					8.8		8.1		7.9		3,218	29.1		17.3
Median					9.0		8.3		9.2		3,322	29.1		18.0
Minimum					7.8		7.1		3.6		2,514	24.7		13.0

CREDIT STATISTICS

	Total		Net		Total		Cable
	Debt /		Debt /		Cable Debt /		Net Debt /
	LTM EBITDA				LTM Cable EBITDA
Cablevision Systems	7.1	x	6.3	x	5.2	x	4.4	x
Charter Communications	10.2		9.8		10.2		9.8
Comcast	2.8		2.7		2.8		2.7
Insight Communications	7.2		6.5		7.2		6.5
Mediacom Communications	7.3		7.2		7.3		7.2

Maximum	10.2	x	9.8	x	10.2	x	9.8	x
Mean	6.9		6.5		6.5		6.1
Median	7.2		6.5		7.2		6.5
Minimum	2.8		2.7		2.8		2.7

Note:  Valuation statistics based on current market prices for ICCI and MCCC, and using debt at market prices for CHTR. Statistics exclude “NM” values.  Credit statistics show CHTR debt at book value.
Total Insight cable debt excludes HoldCo note.

(a)       Statistics shown based on proportional valuation methodology.

Current stock prices as of 5/03/05.

Cable Precedent Transactions

(Dollars in Millions, Subscribers in Thousands)

					Adjusted
					Core Cable	Forward
Date of	Acquiring	Seller/Acquired	Firm	Total	Consideration	EBITDA
Announcement	Company	Company	Value	Subs	per Subscriber	Multiple
Apr-05	Time Warner and Comcast	Adelphia	$17,600	5,300	$3,321	13.2	x
Oct-04	Cox Enterprises	Cox Communications Inc	26,147	6,263	4,175	9.9
Sep-03	Atlantic Broadband LLC	Charter Communications	765	235	3,255	10.6
Jul-03	Susquehanna Communications	RCN Corp	120	30	4,027	9.4
Feb-03	Cequel III	Shaw Communications	85	27	3,148	11.9
Feb-03	Advance / Newhouse	Shaw Communications	112	44	2,545	10.1
Dec-02	G-Force LLC	Northland Cable	46	17	2,756	11.6
Aug-02	Patriot Media (Specturm and Steve Simmons)	RCN Corp	245	80	3,063	11.3
Apr-02	Bresnan Communications	Comcast / AT&T Broadban	675	317	2,129	10.1
Dec-01	Comcast Corp	AT&T Broadband	56,560	13,357	4,235	22.9
May-01	Comcast	AT&T Baltimore Cable	500	110	4,545	NA
Apr-01	Comcast	AT&T	2,696	595	4,531	NA
Apr-01	Adelphia Communications	AT&T “PONY”	300	115	2,609	NA
Feb-01	Mediacom	AT&T Broadband	2,215	840	2,637	11.8
Jun-00	Adelphia Communications	GS Communications	826	155	5,329	27.5
Apr-00	Cablevision	AT&T Westchester Cable	628	126	5,000	NA
Apr-00	AT&T Broadband	Cablevision Boston Cable	1,790	358	5,001	NA
Mar-00	Sandler Capital	James Cable	160	72	2,226	11.6
Mar-00	Charter Communications	Cablevision of Michigan	173	49	3,557	18.7
May-99	Cox Communications Inc	TCA Cable TV Inc	3,634	883	4,115	19.6

			High		$5,329	27.5	x
			Median		3,439	11.6
			Mean		3,610	14.0
			Low		2,129	9.4

Minority Squeeze Outs

•      Summary of cash deals represents deals with transaction value at announcement above $250 mm since January 1, 2000

•      Summaries of both pure stock and stock and cash deals represent deals with transaction value at announcement above $500 mm since January 1, 2000.

All Cash Deals

Date	Date				Transaction Value ($mm) (a)
Announced	Completed	Target	Acquiror	% Sought	at Announcement	at Execution
21-Feb-05	Not Closed	Eon Labs	Novartis	34.6%	$989	N/A
02-Aug-04	02-Dec-04	Cox Communications	Cox Enterprises	38.0	7,857	8,532
22-Jul-04	23-Dec-04	AMC Entertainment	Investor Group	50.1	834	834
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	403	491
21-Sep-01	08-Nov-01	Prodigy Communications Corp.	SBC Communications	58.3	409	496
04-Jun-01	12-Dec-01	Liberty Financial Companies	Liberty Mutual Insurance Company	29.5	483	487
25-Jan-01	20-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.0	989	1,173
27-Oct-00	16-Mar-01	Azurix Corp.	Enron Corp.	33.0	276	330
15-Aug-00	01-Mar-01	Avis Group Holdings	Cendant	82.0	823	937
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	344	434

Date	Date	Price		Initial Premium (b)		Final Premium (b)
Announced	Completed	Initial	Final	1 - Day	30 - Day	1 - Day	30 - Day
21-Feb-05	Not Closed	$31.00	—	11.0%	18.2%	—	—
02-Aug-04	02-Dec-04	32.00	$34.75	16.0	13.6	26.0%	23.4%
22-Jul-04	23-Dec-04	19.50	19.50	13.6	28.5	13.6	28.5
19-Feb-02	11-Apr-02	23.00	28.00	19.8	1.0	45.8	23.0
21-Sep-01	08-Nov-01	5.45	6.60	54.0	2.3	86.4	23.9
04-Jun-01	12-Dec-01	33.44	33.70	(1.1)	(8.0)	(0.3)	(7.3)
25-Jan-01	20-Jun-01	27.00	32.00	8.5	23.0	28.6	45.8
27-Oct-00	16-Mar-01	7.00	8.38	96.5	73.5	135.1	107.6
15-Aug-00	01-Mar-01	29.00	33.00	13.7	29.4	29.4	47.3
24-Jul-00	11-Jan-01	12.50	15.75	15.6	19.8	45.7	50.9

			Mean:	24.8%	20.1%	45.6%	38.1%
			Median:	14.7	19.0	29.4	28.5

All Stock Deals

Date	Date				Transaction Value ($mm) (a)
Announced	Completed	Target	Acquiror	% Sought	at Announcement	at Execution (c)
10-Jan-05	21-Mar-05	Fox Entertainment Group	News Corporation	17.9%	$6,055	$6,337
03-Jun-02	23-Jun-03	Hotels.com	InterActiveCorp	34.0	1,012	1,185
03-Jun-02	08-Aug-03	Expedia Inc	InterActiveCorp	46.0	2,642	3,531
03-Jun-02	17-Jan-03	Ticketmaster	USA Interactive	34.0	1,116	736
15-Feb-02	03-Jun-02	NRG Energy	Xcel Energy	25.7	587	657
04-Feb-02	21-Mar-02	Intimate Brands	The Limited	16.3	1,657	1,760
08-Oct-01	15-Feb-02	Telecorp PCS	AT&T Wireless	77.0	2,400	2,400
04-Oct-01	18-Dec-01	TyCom	Tyco International	11.0	784	864
07-Sep-00	25-Apr-01	Delhaize America	Delhaize Group	55.0	1,887	1,874
15-Aug-00	21-Feb-01	Infinity Broadcasting	Viacom	35.7	15,927	13,083

Date	Date	Exchange Ratio				Initial Premium (d)		Final Premium (d)
Announced	Completed	Initial		Final		1 - Day	30 - Day	1 - Day	30 - Day
10-Jan-05	21-Mar-05	1.900	x	2.040	x	10.9%	14.1%	19.1%	22.5%
03-Jun-02	23-Jun-03	1.806		2.400		7.5	(5.3)	42.8	25.8
03-Jun-02	08-Aug-03	1.348		1.939		7.5	1.3	54.6	45.7
03-Jun-02	17-Jan-03	0.807		0.935		7.5	3.6	24.6	20.1
15-Feb-02	03-Jun-02	0.485		0.500		15.0	0.9	18.7	4.1
04-Feb-02	21-Mar-02	1.046		1.100		6.1	5.8	11.6	11.3
08-Oct-01	15-Feb-02	0.900		0.900		44.5	12.0	44.5	12.0
04-Oct-01	18-Dec-01	0.300		0.313		48.0	42.0	54.7	48.4
07-Sep-00	25-Apr-01	0.350		0.400		17.2	31.5	33.9	50.3
15-Aug-00	21-Feb-01	0.564		0.592		13.6	10.1	19.2	15.5

				Mean:		17.8%	11.6%	32.4%	25.6%
				Median:		12.3	8.0	29.3	21.3

Cash & Stock Deals

					Transaction Value ($mm (a)
Date Announced Date Completed		Target	Acquiror	% Sought	at Announcement	at Execution
18-Jan-05	Not Closed	United GlobalCom (e)	Liberty Media International	46.2%	$4,061	N/A
30-Aug-00	02-Jan-01	AXA Financial	AXA Group	39.7	9,384	$9,580
14-Aug-00	31-Jul-01	BHC Communications (f)	News Corporation	20.0	743	743
14-Aug-00	31-Jul-01	United Television (f)	News Corporation	43.0	616	616

			Initial Premium (c)			Final Premium (c)
Date Announced Date Completed	Initial Price	Final Price	1 - Day		30 - Day	1 - Day	30 - Day
18-Jan-05	$9.45	—	(2.0%	)	2.5%	—	—
30-Aug-00	53.51	$54.63	2.4		21.8	4.5%	24.4%
14-Aug-00	165.00	165.00	16.4		11.1	16.4	11.1
14-Aug-00	150.00	150.00	10.3		13.5	10.3	13.5

		Mean:	6.8%		12.2%	10.4%	16.3%
		Median:	6.3		12.3	10.3	13.5

(a) Represents equity value of the minority shareholders’ stake, which the acquiror proposed to acquire in the transaction.

(b) One-day premium measured relative to target’s closing stock price on last trading day prior to annoucement date; 30-day premium measured relative to target’s average closing stock price during the 30-day trading period prior to announcement date.

(c) Based on shares held by minority stakeholders at offer price, calculated as product of final exchange ratio and acquiror’s stock price as of date of final bump or announcement date (if no bump took place).

(d) One-day premium measured relative to market exchange ratio on last trading day prior to annoucement date; 30-day premium measured relative to average market exchange ratio during the 30-day trading period prior to announcement date.

(e) Under terms of the agreement, up to 20% of shareholders can opt for an all cash payment and remaining 80% will receive an all stock exchange.

(f) BHC and UTV transactions relate to News Corp’s acquisition of Chris Craft Industries. Chris Craft owned 80% of BHC’s common stock, and BHC owned 57% of United TV’s common stock.

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